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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earlier event reported): AUGUST 24, 1999

                          GBI CAPITAL MANAGEMENT CORP.
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               (Exact Name of Registrant as Specified in Charter)

        FLORIDA                     0-22265                       65-0701248
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(State of Incorporation       (Commission File No.)          (IRS Identification
 or other Jurisdiction)                                             Number)

                               1055 Stewart Avenue
                                BETHPAGE, NEW YORK                   11714
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                    (Address of Principal Executive Offices)       (Zip Code)

                                 (516) 470-1000
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               (Registrant's Telephone Number Including Area Code)

                         Frost Hanna Capital Group, Inc.
              327 PLAZA REAL, SUITE 319, BOCA RATON, FLORIDA 33432
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

      On August 24, 1999, GBI Capital Management Corp., formerly Frost Hanna Capital Group, Inc. (the "Registrant"), consummated a merger (the "Merger") pursuant to which FHGB Acquisition Corporation, a New York corporation and wholly-owned subsidiary of the Registrant ("FHGB"), merged with and into Gaines, Berland Inc., a New York corporation ("Gaines Berland"). The Merger was effected pursuant to the terms of an Agreement and Plan of Merger, dated as of May 27, 1999, among the Registrant, FHGB, Gaines Berland, GBI Trading Corp., a New York corporation and wholly-owned subsidiary of Gaines Berland ("GBI"), and Gaines Berland Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Gaines Berland ("Holdings") (the "Merger Agreement").

      As a result of the Merger, Gaines Berland became a wholly-owned subsidiary of the Registrant and each share of Gaines Berland common stock issued and outstanding immediately prior to the Merger was canceled and converted into the right to receive 21,917 shares of the Registrant's common stock, $.0001 par value per share (the "Common Stock"), resulting in the former Gaines Berland shareholders collectively owning 15,999,410 shares of Common Stock, or approximately 85% of the total issued and outstanding shares. Joseph Berland, Richard J. Rosenstock, Mark Zeitchick, Vincent Mangone and David Thalheim, principal shareholders of Gaines Berland immediately prior to the Merger, received in the aggregate 12,426,939 shares of Common Stock, or approximately 66%.

      Upon consummation of the Merger, all of the officers and directors of the Registrant resigned and Messrs. Berland, Rosenstock, Zeitchick, and Mangone and Steven A. Rosen and Benjamin D. Pelton were elected directors of the Registrant, and the following persons were elected to the following offices: Mr. Berland, Chairman of the Board and Chief Executive Officer; Mr. Rosenstock, President and Chief Operating Officer; Mr. Zeitchick, Executive Vice President; Mr. Mangone, Executive Vice President; and Diane Chillemi, Chief Financial Officer.

      In connection with the Merger, the Registrant amended its Articles of Incorporation to change its name to "GBI Capital Management Corp." and to provide for an authorized class of blank check preferred stock consisting of 2,000,000 shares, par value $.0001 per share (the "Preferred Stock").

      As a result of the Merger, the Registrant, through its direct and indirect wholly-owned subsidiaries, operates a full service securities brokerage and trading firm providing personalized investment advice and service to individual and institutional investors throughout the world.

      The Registrant's common stock continues to trade on the NASD OTC market, under its new symbol "GBIC."

      For additional information regarding the Merger, see the Merger Agreement which was included as an exhibit to both the Registrant's Current Report on Form 8-K dated May


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27, 1999 and the Registrant's Proxy Statement filed with the Commission on July
30, 1999.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

      The Merger is described in Item 1. above.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On September 3, 1999, Registrant notified Arthur Andersen LLP, the independent accounting firm previously engaged as the principal accountant to audit the Registrant's financial statements, of its dismissal. Such principal accountant's report on the Registrant's financial statements for each of the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Board of Directors of the Registrant. During the Registrant's two most recent fiscal years and any subsequent interim period preceding such dismissal there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

      The following statements apply to the Registrant's two most recent fiscal years and any subsequent interim period preceding the former accountant's dismissal (each of the described events is hereinafter referred to as a "reportable event"):

      (A) The former accountant did not advise the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist;

      (B) The former accountant did not advise the Registrant that information had come to the accountant's attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;

      (C) The former accountant did not advise the Registrant of the need to expand significantly the scope of its audit, or that information had come to the accountant's attention during such time period that if further investigated may
(i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements; and

      (D)(1) The former accountant did not advise the Registrant that information had come to the accountant's attention that it had concluded materially impacts the fairness or


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reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements).

      On September 3, 1999, Registrant engaged Goldstein Golub Kessler LLP, a new independent accountant, as the principal accountant to audit the Registrant's financial statements. During the Registrant's two most recent fiscal years, and any subsequent interim period prior to engaging that accountant, neither the Registrant nor anyone on its behalf consulted the newly engaged accountant regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event. Goldstein Golub Kessler LLP audited the financial statements of Gaines Berland in connection with the Merger.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

            This Report includes the following financial statements of Gaines Berland, all of which are incorporated by reference to the financial statements of Business to be Acquired, Gaines Berland, Inc., included on Pages F-23 through F-34, inclusive, of Registrant's Proxy Statement, Schedule 14A filed with the Commission on July 30, 1999 (the "Proxy Statement"):

            Independent Auditor's Report (Goldstein Golub Kessler LLP)

            Independent Auditor's Report (Lerner, Sipkin & Company)

            Statements of Financial Condition as of August 31, 1998 and 1997 and May 31, 1999 (unaudited)

            Statements of Income for the years ended August 31, 1998 and 1997 and the nine months ended May 31, 1999 and 1998 (unaudited)

            Statements of Changes in Stockholders' Equity for the three years ended August 31, 1998

            Statements of Changes in Stockholders' Equity for the nine months ended May 31, 1999 (unaudited)


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            Statements of Cash Flows for the years ended August 31, 1998 and
            1997 and the nine months ended May 31, 1999 (unaudited)

            Notes to Financial Statements

      (b)   PRO FORMA FINANCIAL INFORMATION.

            This Report includes the following Pro Forma financial information relating to Gaines Berland, all of which is incorporated by reference to the Pro Forma Combined Condensed Financial Information included on Pages P-2 through P-6, inclusive, of the Proxy Statement:

            Introduction to Unaudited Pro Forma Combined Condensed Financial Information

            Unaudited Pro Forma Combined Condensed Balance Sheet as of March 31, 1999

            Unaudited Pro Forma Combined Condensed Statement Of Operations for the three month period ended March 31, 1999

            Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 1998

            Notes to Unaudited Pro Forma Combined Condensed Financial
            Information

      (c)   EXHIBITS:

            2(a) Agreement and Plan of Merger, dated as of May 27, 1999, among Frost Hanna Capital Group, Inc., FHGB Acquisition Corporation, Gaines, Berland Inc., GBI Trading Corp., and Gaines Berland Holdings, Inc., incorporated by reference to Exhibit A to the Proxy Statement.

            16    Letter of Arthur Andersen LLP re: Change in Certifying
                  Accountant

            99 Press Release of Registrant, dated August 24, 1999, announcing consummation of the Merger


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ITEM 8. CHANGE IN FISCAL YEAR

      On September 3, 1999, the Registrant determined to change its fiscal year from the calendar year to September 30. The fiscal year end for Gaines Berland was August 31.

      The Registrant will file an Annual Report on Form 10-K covering the period from September 1, 1998 through August 24, 1999, which will be considered a transition report. The Registrant also will file a Quarterly Report on Form 10-Q covering the period from August 25, 1999 through September 30, 1999.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GBI CAPITAL MANAGEMENT CORP.


                                        By: /s/ JOSEPH BERLAND
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                                        Name:  Joseph Berland
                                        Title: Chairman of the Board,
                                               Chief Executive Officer

Dated: September 7, 1999